Weyerhaeuser Company	Exhibit 99.2

Q3.2021 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Operations

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2021	June 30, 2021	Sept 30, 2021	Sept 30, 2020	Sept 30, 2021	Sept 30, 2020
Net sales	$2,506	$3,144	$2,345	$2,110	$7,995	$5,469
Costs of sales	1,430	1,583	1,589	1,390	4,602	4,055
Gross margin	1,076	1,561	756	720	3,393	1,414
Selling expenses	20	24	24	22	68	62
General and administrative expenses	90	95	98	96	283	254
Other operating costs (income), net	10	13	(15)	92	8	105
Operating income	956	1,429	649	510	3,034	993
Non-operating pension and other post-employment benefit costs	(8)	(1)	(5)	(9)	(14)	(28)
Interest income and other	1	2	1	2	4	5
Interest expense, net of capitalized interest	(79)	(78)	(79)	(111)	(236)	(299)
Earnings before income taxes	870	1,352	566	392	2,788	671
Income taxes	(189)	(324)	(84)	(109)	(597)	(166)
Net earnings	$681	$1,028	$482	$283	$2,191	$505

Per Share Information

	Q1	Q2	Q3		Year-to-Date
	March 31, 2021	June 30, 2021	Sept 30, 2021	Sept 30, 2020	Sept 30, 2021	Sept 30, 2020
Earnings per share, basic and diluted	$0.91	$1.37	$0.64	$0.38	$2.92	$0.68
Dividends paid per common share	$0.17	$0.17	$0.17	$—	$0.51	$0.34
Weighted average shares outstanding (in thousands):
Basic	748,718	750,127	750,105	746,996	749,657	746,809
Diluted	750,024	751,508	751,443	748,450	750,999	747,530
Common shares outstanding at end of period (in thousands)	748,751	749,782	749,037	746,398	749,037	746,398

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2021	June 30, 2021	Sept 30, 2021	Sept 30, 2020	Sept 30, 2021	Sept 30, 2020
Net earnings	$681	$1,028	$482	$283	$2,191	$505
Non-operating pension and other post-employment benefit costs	8	1	5	9	14	28
Interest income and other	(1)	(2)	(1)	(2)	(4)	(5)
Interest expense, net of capitalized interest	79	78	79	111	236	299
Income taxes	189	324	84	109	597	166
Operating income	956	1,429	649	510	3,034	993
Depreciation, depletion and amortization	118	120	118	115	356	355
Basis of real estate sold	27	24	11	40	62	136
Special items included in operating income	—	—	(32)	80	(32)	60
Adjusted EBITDA(1)	$1,101	$1,573	$746	$745	$3,420	$1,544

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold and special items. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Weyerhaeuser Company	Total Company Statistics

Q3.2021 Analyst Package

Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2021	June 30, 2021	Sept 30, 2021	Sept 30, 2020	Sept 30, 2021	Sept 30, 2020
Net earnings	$681	$1,028	$482	$283	$2,191	$505
Early extinguishment of debt charges(1)	—	—	—	23	—	34
Gain on sale of timberlands	—	—	(32)	—	(32)	—
Legal benefit	—	—	—	—	—	(12)
Product remediation recovery	—	—	—	—	—	(6)
Timber casualty loss	—	—	—	80	—	80
Net earnings before special items(2)	$681	$1,028	$450	$386	$2,159	$601

	Q1	Q2	Q3		Year-to-Date
	March 31, 2021	June 30, 2021	Sept 30, 2021	Sept 30, 2020	Sept 30, 2021	Sept 30, 2020
Net earnings per diluted share	$0.91	$1.37	$0.64	$0.38	$2.92	$0.68
Early extinguishment of debt charges(1)	—	—	—	0.03	—	0.05
Gain on sale of timberlands	—	—	(0.04)	—	(0.04)	—
Legal benefit	—	—	—	—	—	(0.02)
Product remediation recovery	—	—	—	—	—	(0.01)
Timber casualty loss	—	—	—	0.11	—	0.11
Net earnings per diluted share before special items(2)	$0.91	$1.37	$0.60	$0.52	$2.88	$0.81

(1) We recorded pretax charges of $11 million ($11 million after-tax) and $23 million ($23 million after-tax) related to the early extinguishment of debt in second quarter 2020 and third quarter 2020, respectively. These charges were included in Interest expense, net of capitalized interest in the Consolidated Statement of Operations.

(2) Net earnings before special items is a non-GAAP measure that management believes provides helpful context in understanding the company’s earnings performance. Net earnings before special items should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Selected Total Company Items

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2021	June 30, 2021	Sept 30, 2021	Sept 30, 2020	Sept 30, 2021	Sept 30, 2020
Pension and post-employment costs:
Pension and post-employment service costs	$11	$10	$11	$9	$32	$27
Non-operating pension and other post-employment benefit costs	8	1	5	9	14	28
Total company pension and post-employment costs	$19	$11	$16	$18	$46	$55

Weyerhaeuser Company

Q3.2021 Analyst Package

Preliminary results (unaudited)

Consolidated Balance Sheet

in millions	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$1,016	$1,777	$2,326	$495
Receivables, net	589	702	497	450
Receivables for taxes	7	7	72	82
Inventories	505	499	499	443
Assets held for sale	—	229	—	—
Prepaid expenses and other current assets	141	141	146	139
Total current assets	2,258	3,355	3,540	1,609
Property and equipment, net	1,971	1,965	1,924	2,013
Construction in progress	91	102	169	73
Timber and timberlands at cost, less depletion	11,776	11,643	11,606	11,827
Minerals and mineral rights, less depletion	265	262	258	268
Deferred tax assets	106	71	52	120
Other assets	407	432	543	401
Total assets	$16,874	$17,830	$18,092	$16,311

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$150	$150	$150	$150
Accounts payable	236	253	264	204
Accrued liabilities	549	775	1,110	596
Total current liabilities	935	1,178	1,524	950
Long-term debt, net	5,325	5,100	5,100	5,325
Deferred tax liabilities	26	42	28	24
Deferred pension and other post-employment benefits	893	747	711	911
Other liabilities	367	363	360	370
Total liabilities	7,546	7,430	7,723	7,580
Total equity	9,328	10,400	10,369	8,731
Total liabilities and equity	$16,874	$17,830	$18,092	$16,311

Weyerhaeuser Company

Q3.2021 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Cash Flows

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2021	June 30, 2021	Sept 30, 2021	Sept 30, 2020	Sept 30, 2021	Sept 30, 2020
Cash flows from operations:
Net earnings	$681	$1,028	$482	$283	$2,191	$505
Noncash charges (credits) to earnings:
Depreciation, depletion and amortization	118	120	118	115	356	355
Basis of real estate sold	27	24	11	40	62	136
Deferred income taxes, net	8	11	(3)	22	16	20
Pension and other post-employment benefits	19	11	16	18	46	55
Share-based compensation expense	7	8	8	7	23	22
Timber casualty loss	—	—	—	80	—	80
Gain on sale of timberlands	—	—	(32)	—	(32)	—
Change in:
Receivables, net	(139)	(113)	205	(80)	(47)	(192)
Receivables and payables for taxes	120	116	(143)	42	93	103
Inventories	(60)	9	(4)	—	(55)	2
Prepaid expenses and other current assets	(2)	1	(20)	—	(21)	5
Accounts payable and accrued liabilities	(60)	125	51	64	116	3
Pension and post-employment benefit contributions and payments	(8)	(25)	(23)	(5)	(56)	(21)
Other	(13)	(7)	(7)	22	(27)	12
Net cash from operations	$698	$1,308	$659	$608	$2,665	$1,085
Cash flows from investing activities:
Capital expenditures for property and equipment	$(31)	$(62)	$(91)	$(56)	$(184)	$(158)
Capital expenditures for timberlands reforestation	(22)	(10)	(7)	(9)	(39)	(41)
Acquisition of Alabama timberlands	—	(149)	—	—	(149)	—
Proceeds from note receivable held by variable interest entities	—	—	—	—	—	362
Proceeds from sale of timberlands	—	—	261	—	261	145
Other	—	1	2	—	3	3
Net cash from investing activities	$(53)	$(220)	$165	$(65)	$(108)	$311
Cash flows from financing activities:
Cash dividends on common shares	$(127)	$(128)	$(127)	$—	$(382)	$(254)
Net proceeds from issuance of long-term debt	—	—	—	—	—	732
Payments on long-term debt	—	(225)	—	(348)	(225)	(936)
Proceeds from borrowings on line of credit	—	—	—	—	—	550
Payments on line of credit	—	—	—	—	—	(780)
Proceeds from exercise of stock options	17	28	1	3	46	9
Repurchases of common shares	—	—	(26)	—	(26)	—
Other	(14)	(2)	(3)	(1)	(19)	(16)
Net cash from financing activities	$(124)	$(327)	$(155)	$(346)	$(606)	$(695)

Net change in cash, cash equivalents and restricted cash	$521	$761	$669	$197	$1,951	$701
Cash, cash equivalents and restricted cash at beginning of period	495	1,016	1,777	643	495	139
Cash, cash equivalents and restricted cash at end of period	$1,016	$1,777	$2,446	$840	$2,446	$840

Cash paid (received) during the period for:
Interest, net of amounts capitalized	$75	$79	$83	$100	$237	$278
Income taxes, net of refunds	$66	$197	$231	$45	$494	$46

Weyerhaeuser Company	Timberlands Segment

Q3.2021 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2021	Q2.2021	Q3.2021	Q3.2020	YTD.2021	YTD.2020
Sales to unaffiliated customers	$379	$405	$423	$345	$1,207	$1,085
Intersegment sales	134	136	129	107	399	350
Total net sales	513	541	552	452	1,606	1,435
Costs of sales	383	407	428	358	1,218	1,116
Gross margin	130	134	124	94	388	319
Selling expenses	—	—	1	—	1	1
General and administrative expenses	23	23	23	24	69	70
Other operating costs (income), net	(1)	(2)	(33)	81	(36)	79
Operating income (loss) and Net contribution (charge) to earnings	$108	$113	$133	$(11)	$354	$169

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2021	Q2.2021	Q3.2021	Q3.2020	YTD.2021	YTD.2020
Operating income (loss)	$108	$113	$133	$(11)	$354	$169
Depreciation, depletion and amortization	64	67	64	61	195	194
Special items	—	—	(32)	80	(32)	80
Adjusted EBITDA(1)	$172	$180	$165	$130	$517	$443

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution (Charge) to Earnings (Pretax)

in millions	Q1.2021	Q2.2021	Q3.2021	Q3.2020	YTD.2021	YTD.2020
Gain on sale of timberlands	$—	$—	$32	$—	$32	$—
Timber casualty loss	$—	$—	$—	$(80)	$—	$(80)

Selected Segment Items

in millions	Q1.2021	Q2.2021	Q3.2021	Q3.2020	YTD.2021	YTD.2020
Total decrease (increase) in working capital(2)	$(13)	$2	$1	$43	$(10)	$38
Cash spent for capital expenditures(3)	$(28)	$(21)	$(27)	$(24)	$(76)	$(75)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Real Estate & ENR segments combined.

(3) Does not include cash spent for the acquisition of timberlands.

Segment Statistics(4)

		Q1.2021	Q2.2021	Q3.2021	Q3.2020	YTD.2021	YTD.2020
Third Party	Delivered logs:
Net Sales	West	$201	$222	$226	$163	$649	$519
(millions)	South	131	145	153	141	429	436
	North	16	9	13	13	38	37
	Total delivered logs	348	376	392	317	1,116	992
	Stumpage and pay-as-cut timber	6	7	9	5	22	15
	Recreational and other lease revenue	16	16	16	16	48	47
	Other revenue	9	6	6	7	21	31
	Total	$379	$405	$423	$345	$1,207	$1,085
Delivered Logs	West	$130.69	$137.80	$145.64	$109.01	$138.06	$106.16
Third Party Sales	South	$34.50	$35.11	$35.56	$33.68	$35.08	$33.88
Realizations (per ton)	North	$62.83	$74.88	$64.93	$57.19	$65.97	$59.15
Delivered Logs	West	1,539	1,608	1,555	1,489	4,702	4,887
Third Party Sales	South	3,782	4,150	4,304	4,185	12,236	12,857
Volumes (tons, thousands)	North	261	115	195	234	571	631
Fee Harvest Volumes	West	2,101	2,099	1,930	1,911	6,130	6,457
(tons, thousands)	South	5,376	5,856	5,912	5,596	17,144	17,640
	North	337	199	264	321	800	901

(4) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company	Real Estate, Energy & Natural Resources Segment

Q3.2021 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2021	Q2.2021	Q3.2021	Q3.2020	YTD.2021	YTD.2020
Net sales	$106	$110	$69	$69	$285	$246
Costs of sales	34	41	18	46	93	156
Gross margin	72	69	51	23	192	90
General and administrative expenses	6	6	6	6	18	18
Operating income and Net contribution to earnings	$66	$63	$45	$17	$174	$72

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2021	Q2.2021	Q3.2021	Q3.2020	YTD.2021	YTD.2020
Operating income	$66	$63	$45	$17	$174	$72
Depreciation, depletion and amortization	3	4	4	3	11	10
Basis of real estate sold	27	24	11	40	62	136
Adjusted EBITDA(1)	$96	$91	$60	$60	$247	$218

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q1.2021	Q2.2021	Q3.2021	Q3.2020	YTD.2021	YTD.2020
Cash spent for capital expenditures	$—	$—	$—	$—	$—	$—

Segment Statistics

		Q1.2021	Q2.2021	Q3.2021	Q3.2020	YTD.2021	YTD.2020
Net Sales	Real Estate	$84	$83	$45	$49	$212	$192
(millions)	Energy and Natural Resources	22	27	24	20	73	54
	Total	$106	$110	$69	$69	$285	$246
Acres Sold	Real Estate	19,455	18,415	11,037	34,917	48,907	111,228
Price per Acre	Real Estate	$3,803	$3,227	$4,005	$1,381	$3,632	$1,662
Basis as a Percent of Real Estate Net Sales	Real Estate	32%	29%	24%	82%	29%	71%

Weyerhaeuser Company	Wood Products Segment

Q3.2021 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2021	Q2.2021	Q3.2021	Q3.2020	YTD.2021	YTD.2020
Net sales	$2,021	$2,629	$1,853	$1,696	$6,503	$4,138
Costs of sales	1,124	1,229	1,270	1,075	3,623	3,112
Gross margin	897	1,400	583	621	2,880	1,026
Selling expenses	19	21	21	18	61	57
General and administrative expenses	35	35	34	33	104	102
Other operating costs, net	3	6	11	4	20	8
Operating income and Net contribution to earnings	$840	$1,338	$517	$566	$2,695	$859

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2021	Q2.2021	Q3.2021	Q3.2020	YTD.2021	YTD.2020
Operating income	$840	$1,338	$517	$566	$2,695	$859
Depreciation, depletion and amortization	49	48	48	49	145	146
Special items	—	—	—	—	—	(8)
Adjusted EBITDA(1)	$889	$1,386	$565	$615	$2,840	$997

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pretax)

in millions	Q1.2021	Q2.2021	Q3.2021	Q3.2020	YTD.2021	YTD.2020
Product remediation recovery	$—	$—	$—	$—	$—	$8

Selected Segment Items

in millions	Q1.2021	Q2.2021	Q3.2021	Q3.2020	YTD.2021	YTD.2020
Total decrease (increase) in working capital(2)	$(212)	$(49)	$249	$(68)	$(12)	$(198)
Cash spent for capital expenditures	$(25)	$(51)	$(70)	$(41)	$(146)	$(124)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

Segment Statistics

in millions, except for third party sales realizations		Q1.2021	Q2.2021	Q3.2021	Q3.2020	YTD.2021	YTD.2020
Structural Lumber	Third party net sales	$990	$1,349	$681	$819	$3,020	$1,865
(volumes presented	Third party sales realizations	$864	$1,077	$516	$674	$812	$509
in board feet)	Third party sales volumes(3)	1,145	1,252	1,320	1,216	3,717	3,663
	Production volumes	1,211	1,234	1,222	1,170	3,667	3,487
Oriented Strand	Third party net sales	$438	$605	$470	$290	$1,513	$659
Board	Third party sales realizations	$614	$911	$691	$395	$735	$293
(volumes presented	Third party sales volumes(3)	714	663	681	736	2,058	2,253
in square feet 3/8")	Production volumes	742	683	715	759	2,140	2,278
Engineered Solid	Third party net sales	$142	$166	$183	$135	$491	$373
Section	Third party sales realizations	$2,285	$2,533	$3,092	$2,128	$2,628	$2,142
(volumes presented	Third party sales volumes(3)	6.2	6.6	5.9	6.3	18.7	17.4
in cubic feet)	Production volumes	6.0	6.2	5.8	5.4	18.0	16.8
Engineered	Third party net sales	$83	$104	$128	$83	$315	$231
I-joists	Third party sales realizations	$1,773	$1,980	$2,600	$1,638	$2,119	$1,650
(volumes presented	Third party sales volumes(3)	47	53	49	51	149	140
in lineal feet)	Production volumes	44	51	49	43	144	128
Softwood Plywood	Third party net sales	$56	$69	$45	$55	$170	$128
(volumes presented	Third party sales realizations	$594	$902	$653	$507	$710	$405
in square feet 3/8")	Third party sales volumes(3)	94	77	69	107	240	315
	Production volumes	80	62	61	94	203	267
Medium Density	Third party net sales	$48	$43	$52	$47	$143	$124
Fiberboard	Third party sales realizations	$842	$869	$943	$864	$885	$845
(volumes presented	Third party sales volumes(3)	57	50	55	55	162	147
in square feet 3/4")	Production volumes	56	52	55	57	163	148

(3) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company	Unallocated Items

Q3.2021 Analyst Package

Preliminary results (unaudited)

Unallocated items are gains or charges not related to, or allocated to, an individual operating segment. They include all or a portion of items such as share-based compensation, pension and post-employment costs, elimination of intersegment profit in inventory and LIFO, foreign exchange transaction gains and losses, interest income and other as well as legacy obligations.

Net Charge to Earnings

in millions	Q1.2021	Q2.2021	Q3.2021	Q3.2020	YTD.2021	YTD.2020
Unallocated corporate function and variable compensation expense	$(25)	$(36)	$(33)	$(36)	$(94)	$(78)
Liability classified share-based compensation	(1)	—	(1)	(5)	(2)	1
Foreign exchange gain (loss)	(2)	(1)	5	2	2	(3)
Elimination of intersegment profit in inventory and LIFO	(17)	(28)	12	(9)	(33)	(4)
Other, net	(13)	(20)	(29)	(14)	(62)	(23)
Operating loss	(58)	(85)	(46)	(62)	(189)	(107)
Non-operating pension and other post-employment benefit costs	(8)	(1)	(5)	(9)	(14)	(28)
Interest income and other	1	2	1	2	4	5
Net charge to earnings	$(65)	$(84)	$(50)	$(69)	$(199)	$(130)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2021	Q2.2021	Q3.2021	Q3.2020	YTD.2021	YTD.2020
Operating loss	$(58)	$(85)	$(46)	$(62)	$(189)	$(107)
Depreciation, depletion and amortization	2	1	2	2	5	5
Special items	—	—	—	—	—	(12)
Adjusted EBITDA(1)	$(56)	$(84)	$(44)	$(60)	$(184)	$(114)

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Special Items Included in Net Charge to Earnings (Pretax)

in millions	Q1.2021	Q2.2021	Q3.2021	Q3.2020	YTD.2021	YTD.2020
Legal benefit	$—	$—	$—	$—	$—	$12
Special items included in operating loss and net charge to earnings	$—	$—	$—	$—	$—	$12

Unallocated Selected Items

in millions	Q1.2021	Q2.2021	Q3.2021	Q3.2020	YTD.2021	YTD.2020
Cash spent for capital expenditures	$—	$—	$(1)	$—	$(1)	$—